UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2024

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 17, 2024, Invitae Corporation (the “Company”) entered into and subsequently closed an Asset Purchase Agreement (the “Agreement”) with Natera, Inc., a Delaware corporation (“Natera”).
Pursuant to the terms of the Agreement, the Company sold, and Natera purchased (i) a list of the Company’s customers who are healthcare service providers in the reproductive health category (the “RH Customers”) and (ii) subject to receipt of consents from counterparties thereto, certain contracts with the RH Customers (the “RH Only Contracts”) that relate exclusively to the testing services provided by the Company (each, a “Transferred Contract”), including carrier screening and non-invasive prenatal screening (the “Testing Services”). Natera has also hired certain Invitae employees engaged in the reproductive health category.
In consideration for the purchased assets, Natera (i) has made an upfront payment in cash in the amount of $10.0 million to Invitae and (ii) will make additional payments up to $42.5 million, which amount, if any, includes (a) the payment of cash and/or providing litigation-related credits in relation to the previously disclosed case captioned Natera, Inc. v. ArcherDx, Inc. Nos. 20-cv-125-GBW and 20-cv-1047-GBW (the “Natera v. ArcherDx Case”), and (b) a performance-based milestone cash payment, as further described below.
After entry of a final, non-appealable order disposing of all claims in respect of the Natera v. ArcherDx Case, Natera will provide to the Company cash and/or litigation-related credits, if any, for a combined value of up to $20.0 million. Pursuant to the Agreement, the parties have also agreed that the Company’s liabilities, if any, for past damages for infringing sales of all versions of the Invitae Personalized Cancer Monitoring™ (PCM) product that were found to infringe in the Natera v. ArcherDx Case (but not other versions of PCM) through jury verdict and not beyond (including pre- and post-judgment interest) will be limited to a maximum of $20.0 million.
Pursuant to the terms of the Agreement, by June 15, 2024, Natera will pay Invitae a milestone payment of up to $22.5 million based on the volume of Testing Services that Natera is able to retain. The Agreement requires Natera to operate in good faith and use commercially reasonable efforts to maximize such retention. Volume retention is calculated by comparing the number of accessions of non-invasive prenatal screening tests and genetic carrier screening tests performed by Natera for RH Customers during the 30-day period ending on May 16, 2024 against a base accession amount agreed by the parties.
Under the Agreement, Natera will not assume, and Invitae will retain, all liabilities and obligations relating to the Company’s reproductive health business to the extent arising prior to the closing of the transactions contemplated in the Agreement. Further, Natera will assume any liabilities and obligations under Transferred Contracts solely to the extent arising at or after the applicable date the services provided by the Company under any applicable Transferred Contract ends.
The Agreement includes a non-competition covenant pursuant to which until March 18, 2027, the Company may not offer the Testing Services (“Competing Business”); provided that such restriction will not (A) apply to any unaffiliated third party counterparty or such counterparty’s affiliates (other than the Company and its subsidiaries) that may acquire control of the Company; provided further, that such unaffiliated third party counterparty and/or such counterparty’s affiliates (other than the Company and its subsidiaries) either (1) has been engaged in a Competing Business for the 12 months immediately prior to such acquisition of control of the Company or (2) has $50.0 million or more in gross operating assets or (B) prevent the Company from entering into any partnerships or business relationships with unaffiliated third parties that may be engaged in providing such services.
Pursuant to the Agreement, the Company is also required to use commercially reasonable efforts to assist Natera in obtaining any required consents, approvals or waivers, and in connection with the RH Only Contracts that Natera desires to be assigned or transferred to Natera. In connection with the Agreement, the Company and Natera have also entered into a transition services agreement, pursuant to which the

Company has agreed to provide certain transitional services, including the Testing Services, to Natera through March 17, 2024. Certain limited support services, including with respect to communications with RH Customers and patients, forwarding kits the Company receives and customer transition support, will continue to be provided to Natera until no later than July 15, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities.
In connection with the consummation of the transaction described under Item 1.01 of this Current Report on Form 8-K, the Company reduced its operating expenses through a workforce reduction. The Company expects to incur non-cash charges which it is currently not able to estimate. The Company will file an amendment to this Current Report on Form 8-K, as necessary, when such charges become estimable.

Item 7.01	Regulation FD Disclosure.
On January 22, 2024, the Company issued a press release announcing the sale of certain reproductive health assets to Natera (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the divestiture of the Company’s reproductive health business and its projected impact on the Company’s financial and operational performance; the effect of the pending patent litigation; the Company’s cost reduction initiatives and their projected impact on the Company’s financial and operational performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the availability of and need for capital; the ability to service the Company’s debt obligations; the successful execution and anticipated benefits of the divestiture and cost reduction strategies; potential unforeseen costs or challenges associated with these strategies; the risk that the disruption resulting from these activities may harm the Company’s business, market share or its relationship with customers or potential customers; the impact of inflation and the current economic environment on the Company’s business; and the other risks set forth in the reports filed by the Company in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These forward-looking statements speak only as of the date hereof, and Invitae Corporation disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Invitae Corporation dated January 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 22, 2024

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel